                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549



                                   FORM 8-K
                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 30, 1997



                               Metrocall, Inc.
                               ---------------
           (Exact name of registrant as specified in its charter)



         Delaware                              0-21924                                        54-1215634
         --------                              -------                                        ----------
(State or other jurisdiction               (Commission                               (IRS Employer
of incorporation)                          file number)                              Identification No.)

                 6677 Richmond Highway, Alexandria, Virginia
                 -------------------------------------------
                   (Address of Prinicpal Executive Offices)

Registrant's telephone number, including area code: (703) 660-6677



                             Not Applicable
                         ----------------------
      (Former name or former address, if changed since last report)

ITEM 2. ACQUISITIONS OR DISPOSITIONS OF ASSETS

        On December 30, 1997, Metrocall, Inc. ("Metrocall" or the "Company") completed the merger of ProNet Inc. ("ProNet") with and into Metrocall (the "ProNet Merger"), pursuant to the terms of the Agreement and Plan of Merger dated August 8, 1997 (the "Merger Agreement"). As a condition to the consummation of the ProNet Merger, each of Metrocall's and ProNet's stockholders approved the Merger Agreement, and Metrocall's stockholders approved an increase in the number of authorized shares of Metrocall common stock to 80 million, on December 17, 1997.

        As a result of the ProNet Merger, Metrocall will issue 0.90 shares of Metrocall common stock for each share of ProNet common stock, which conversion amounts to approximately 12.3 million shares of Metrocall common stock. In addition, the Board of Directors of Metrocall will consist of 11 directors designated by Metrocall and 3 directors designated by ProNet. The 3 directors designated by ProNet are Max D. Hopper, Jackie R. Kimzey and Edward
E. Jungerman.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a) FINANCIAL STATEMENTS

     The ProNet financial statements required by Item 7(a) with respect to the Consolidated Balance Sheet at December 31, 1995 and 1996; the Consolidated Statements of Operations for the years ended December 31, 1994, 1995 and 1996; the Consolidated Statements of Stockholders' Equity for the years ended December 31, 1994, 1995 and 1996; the Consolidated Statements of Cash Flows for the years ended December 31, 1994, 1995 and 1996; and Notes to Consolidated Financial Statements are incorporated herein by reference from Metrocall's Registration Statement on Form S-4, as amended, filed with the Securities and Exchange Commission (the "Commission") on November 6, 1997.

     The ProNet financial statements (unaudited) required by Item 7(a) with respect to the Consolidated Balance Sheets at September 30, 1997 and December 31, 1996; the Consolidated Statements of Operations for the Three and Nine Months Ended September 30, 1997 and 1996; the Consolidated Statements of Cash Flows for the Nine Months Ended September 30, 1997 and 1996; and Notes to Consolidated Financial Statements are incorporated herein by reference from ProNet's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, filed with the Commission on November 13, 1997.

(b) PRO FORMA FINANCIAL INFORMATION

     The pro forma financial information required by Item 7(b) is provided in Annex A, attached hereto.

(c) EXHIBITS

Exhibit                   Description
-------                   -----------
   23.1                   Consent of Ernst & Young LLP, as independent auditors
                          for ProNet.

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 1998

                             METROCALL, INC.


                             By:    /s/ Vincent D. Kelly
                                -----------------------------------------------
                                      Vincent D. Kelly
                                      Chief Financial Officer, Executive Vice
                                      President and Treasurer

                                   ANNEX A

                   INDEX TO PRO FORMA FINANCIAL INFORMATION



                                                                                Page
                                                                                ----
Pro Forma Condensed Combined Financial Data (Unaudited)........................   6
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 1997..   7
Unaudited Pro Forma Condensed Combined Statement of Operations for the Year
     Ended December 31, 1996...................................................   8
Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine
     Months Ended September 30, 1997...........................................   9
Notes to Unaudited Pro Forma Condensed Combined Financial Statements...........  10

                  PRO FORMA CONDENSED COMBINED FINANCIAL DATA
                                  (UNAUDITED)

     The following unaudited pro forma condensed combined balance sheet under the heading "Pro Forma Metrocall and the Offering" gives effect to the Company's offering $200 million in 9 3/4% senior Subordinated Notes in October 1997 (the "Offering") as if it had occurred on September 30, 1997. The unaudited pro forma condensed combined balance sheet under the heading "Pro Forma Metrocall, the Offering and ProNet" gives effect to the Offering and the ProNet Merger as if each had occurred on September 30, 1997.

     The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1996 under the heading "Pro Forma Metrocall" gives effect to Metrocall's 1996 acquisitions including Parkway Paging, Inc. ("Parkway"), O.R. Estman, Inc. and Dana Paging, Inc. (collectively,
"Satellite") and A+ Network, Inc. ("A+ Network"), as if each transaction had occurred on January 1, 1996. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1996 also gives effect to the acquisition of substantially all the assets of Page America Group, Inc. and its subsidiaries (("Page America") with the acquisition being referred to as the "Page America Acquisition") under the heading "Pro Forma Metrocall and Page America," to the Page America Acquisition and the Offering under the heading "Pro Forma Metrocall, Page America and the Offering," and to the Page America Acquisition, the Offering and the ProNet Merger under the heading "Pro Forma Metrocall, Page America, the Offering and ProNet" as if each such transaction had occurred on January 1, 1996.

     The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 1997 gives effect to the Page America Acquisition under the heading "Pro Forma Metrocall and Page America" as if that acquisition had occurred on January 1, 1996. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 1997 gives effect to the Page America Acquisition and the Offering under the heading "Pro Forma Metrocall, Page America and the Offering" and to the Page America Acquisition, the Offering and the ProNet Merger under the heading "Pro Forma Metrocall, Page America, the Offering and ProNet" as if each had occurred on January 1, 1996.

     Each of the recent and pending acquisitions has been or will be accounted for by the purchase method of accounting. The purchase prices have been allocated on a preliminary basis to the assets to be acquired based upon the estimated value of such assets. The final allocation of intangible assets will be based upon the appraised values of acquired assets on the closing date.

     This information should be read in conjunction with the Company's Consolidated Financial Statements and ProNet's Consolidated Financial Statements incorporated herein by reference from Metrocall's Registration Statement on Form S-4, as amended, filed with the Commission on November 6, 1997 and ProNet's Quarterly Report on Form 10-Q filed with the Commission on November 13, 1997. The information regarding Parkway, Satellite and A+ Network included under "Pro Forma Metrocall" reflects unaudited results of operations for those companies prior to the respective dates of acquisition by Metrocall, and the information regarding Page America reflects audited results of operations for the year ended December 31, 1996 and unaudited results of operations for the six months ended June 30, 1997. The unaudited pro forma condensed combined financial data do not purport to represent what the Company's results of operations or financial position actually would have been had such transactions and events occurred on the dates specified, or to project the Company's results of operations or financial position for any future period or date. The pro forma adjustments are based upon available information and certain adjustments that management of Metrocall believes are reasonable. In the opinion of management of Metrocall, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed combined data.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                                                                                                PRO FORMA
                                                                         PRO FORMA                              METROCALL,
                                                                         METROCALL                  PRO            THE
                                                              THE         AND THE                  FORMA         OFFERING
                                              METROCALL     OFFERING     OFFERING     PRONET    ADJUSTMENTS     AND PRONET
                                              ---------     --------     ---------   --------   -----------     ----------
                                                                             (IN THOUSANDS)
ASSETS
Current assets:
  Cash, cash equivalents and short term
    investments.............................  $ 15,851       $1,150      $ 17,001    $  3,497    $      --      $  20,498
  Accounts receivable, net..................    26,288           --        26,288      13,149           --         39,437
  Prepaid expenses and other current
    assets..................................     8,007           --         8,007       4,927           --         12,934
                                              ---------     --------     ---------   --------   -----------     ----------
        Total current assets................    50,146           --        51,296      21,573           --         72,869
Furniture and equipment, net................   163,195           --       163,195      68,384           --        231,579
Intangibles, net............................   491,221        5,850(K)    487,071     209,804       47,125(A)     754,000
Other assets................................     1,718           --         1,718          --           --          1,718
                                              ---------     --------     ---------   --------   -----------     ----------
        Total assets........................  $706,280       $7,000      $713,280    $299,761    $  47,125      $1,060,166
                                              =========     =======      ==========  ========   ===========     ==========

Current liabilities:
  Current maturities of long-term
    obligations.............................  $    926       $   --      $    926    $  1,656    $  (1,656)(B)  $     926
  Accounts payable and accrued expenses.....    42,530           --        42,530      25,852          500(B)      68,882
  Deferred revenues and subscriber
    deposits................................     7,814           --         7,814       9,303           --         17,117
                                              ---------     --------     ---------   --------   -----------     ----------
        Total current liabilities...........    51,270           --        51,270      36,811       (1,156)        86,925
Capital lease obligations...................     4,500           --         4,500          --           --          4,500
Long-term obligations.......................   379,533        7,000(K)    386,533     174,088        8,356(B)     568,977
Deferred income taxes.......................    73,894           --        73,894          --       73,408(A)     147,302
Minority interest...........................       510           --           510          --           --            510
                                              ---------     --------     ---------   --------   -----------     ----------
        Total liabilities...................   509,707        7,000       516,707     210,899       80,608        808,214
Redeemable preferred stock..................    51,566           --        51,566          --                      51,566
Total stockholders' equity (deficit)........   145,007           --       145,007      88,862      (33,483)(C)    200,386
                                              ---------     --------     ---------   --------   -----------     ----------
Total liabilities, redeemable preferred
  stock and stockholders' equity............  $706,280       $7,000      $713,280    $299,761    $  47,125      $1,060,166
                                              =========     =======      ==========  ========   ===========     ==========

              See accompanying notes to this unaudited statement.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                HISTORICAL
                                            --------------------------------------------------
                                                                                        A+        PRO FORMA
                                            METROCALL   PARKWAY(D)   SATELLITE(D)   NETWORK(D)   ADJUSTMENTS
                                            ---------   ----------   ------------   ----------   -----------
                                                                     (IN THOUSANDS)
Service, rent & maintenance revenues....    $ 124,029     $5,302        $6,564       $ 78,994     $      --
Product sales...........................       25,928        860           801          5,408            --
                                            ---------      -----         -----      ----------   -----------
       Total revenues...................      149,957      6,162         7,365         84,402            --
Net book value of products sold.........      (21,633)      (934)         (805)        (7,435)          220(F)
                                            ---------      -----         -----      ----------   -----------
                                              128,324      5,228         6,560         76,967           220
Service, rent & maintenance expense.....       38,347      1,417         2,418         17,016            --
Selling, marketing, general and
 administrative.........................       57,226      2,305         2,449         43,329        (1,087)(G)
Depreciation & amortization.............       58,196        586           447         24,882        16,181(H)
Other...................................           --         --            12            396            --
                                            ---------      -----         -----      ----------   -----------
       Total operating expenses.........      153,769      4,308         5,326         85,623        15,094
                                            ---------      -----         -----      ----------   -----------
(Loss) income from operations...........      (25,445)       920         1,234         (8,656)      (14,874)
Interest expense, net...................      (21,031)      (274)         (713)       (11,844)        3,289(I)
                                            ---------      -----         -----      ----------   -----------
   Net (loss) income before income
     taxes..............................      (46,476)       646           521        (20,500)      (11,585)
Benefit (provision) for income taxes....        1,021       (229)           --             --         4,822(J)
                                            ---------      -----         -----      ----------   -----------
   Net (loss) income....................    $ (45,455)    $  417        $  521       $(20,500)    $  (6,763)
                                            =========   ===========  ===========    ===========  ===========

   Net loss per share...................    $   (2.80)
                                            =========

   Shares used in computing                    16,253
   net loss per share...................    =========


                                                                       PRO FORMA ADJUSTMENTS                              PRO FORMA
                                                                      -----------------------        PRO                  METROCALL,
                                                                                      OTHER         FORMA                   PAGE
                                                                      OPERATIONS       PRO         METROCALL               AMERICA
                                            PRO FORMA        PAGE         NOT         FORMA        AND PAGE     THE        AND THE
                                            METROCALL       AMERICA   ACQUIRED(E)    ADJUSTMENTS   AMERICA    OFFERING    OFFERING
                                            ---------       -------   -----------    --------      --------   --------    ---------

Service, rent & maintenance revenues....    $ 214,889       $20,074     $    --      $    --       $234,963   $     --    $234,963
Product sales...........................       32,997         1,910          --           --         34,907         --      34,907
                                            ---------       -------       -----      --------      --------   --------    ---------
       Total revenues...................      247,886        21,984          --           --        269,870         --     269,870
Net book value of products sold.........      (30,587)       (1,284)         --           --        (31,871)        --     (31,871)
                                            ---------       -------       -----      --------      --------   --------    ---------
                                              217,299        20,700          --           --        237,999         --     237,999
Service, rent & maintenance expense.....       59,198         5,318          --           --         64,516         --      64,516
Selling, marketing, general and
 administrative.........................      104,222        10,258          --           --        114,480         --     114,480
Depreciation & amortization.............      100,292         6,173          --        2,514 (H)    108,979         --     108,979
Other...................................          408            --                                     408         --         408
                                            ---------       -------       -----      --------      --------   --------    ---------
       Total operating expenses.........      264,120        21,749          --        2,514        288,383         --     288,383
                                            ---------       -------       -----      --------      --------   --------    ---------
(Loss) income from operations...........      (46,821)       (1,049)         --       (2,514)       (50,384)        --     (50,384)
Interest expense, net...................      (30,573)       (7,061)      6,153       (2,080) (I)   (33,561)   (16,463)(L) (50,024)
                                            ---------       -------       -----      --------      --------   --------    ---------
   Net (loss) income before income
     taxes..............................      (77,394)       (8,110)      6,153       (4,594)       (83,945)   (16,463)   (100,408)
Benefit (provision) for income taxes....        5,614            --          --           --          5,614         --       5,614
                                            ---------       -------       -----      --------      --------   --------    ---------
   Net (loss) income....................    $ (71,780)      $(8,110)    $ 6,153      $(4,594)      $(78,331)  $(16,463)   $(94,794)
                                            =========       ========  ===========    ===========   =========  =========   =========


   Net loss per share...................    $   (2.85)                                             $  (2.69)              $  (3.26)
                                            =========                                              =========              =========

   Shares used in computing
   net loss per share...................       25,201                                                29,113                 29,113
                                            =========                                              =========              =========

                                                                   PRO FORMA
                                                                   METROCALL,
                                                                     PAGE
                                                                   AMERICA,
                                                                      THE
                                                                   OFFERING
                                                      PRO FORMA       AND
                                           PRONET    ADJUSTMENTS    PRONET
                                          --------   -----------   ---------

Service, rent & maintenance revenues....  $ 87,239     $    --     $ 322,202
Product sales...........................    15,817          --        50,724
                                          --------   -----------   ---------
       Total revenues...................   103,056          --       372,926
Net book value of products sold.........   (13,244)         --       (45,115)
                                          --------   -----------   ---------
                                            89,812          --       327,811
Service, rent & maintenance expense.....    25,924          --        90,440
Selling, marketing, general and
 administrative.........................    39,090          --       153,570
Depreciation & amortization.............    40,624       3,142(H)    152,745
Other...................................     8,809          --         9,217
                                          --------   -----------   ---------
       Total operating expenses.........   114,447       3,142       405,972
                                          --------   -----------   ---------
(Loss) income from operations...........   (24,635)     (3,142)      (78,161)
Interest expense, net...................   (15,085)         --       (65,109)
                                          --------   -----------   ---------
   Net (loss) income before income
     taxes..............................   (39,720)     (3,142)     (143,270)
Benefit (provision) for income taxes....      (323)      4,894(J)     10,185
                                          --------   -----------   ---------
   Net (loss) income....................  $(40,043)    $ 1,752     $(133,085)
                                          =========  ==========    ==========

   Net loss per share...................                           $   (3.21)
                                                                   ==========

   Shares used in computing
   net loss per share...................                              41,419
                                                                   ==========

              See accompanying notes to this unaudited statement.

              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

                                                                                                                        PRO FORMA
                                                                 PRO FORMA ADJUSTMENTS                                  METROCALL,
                                          HISTORICAL         -----------------------------     PRO FORMA                  PAGE
                                    ----------------------                      OTHER PRO      METROCALL                 AMERICA
                                                   PAGE      OPERATIONS NOT       FORMA        AND PAGE      THE         AND THE
                                    METROCALL    AMERICA       ACQUIRED(E)     ADJUSTMENTS      AMERICA    OFFERING     OFFERING
                                    ---------   ----------   ---------------   -----------     ---------   --------     ---------
                                                                           (IN THOUSANDS)
Service, rent & maintenance
  revenue.........................  $183,237     $  8,669        $    --         $    --       $191,906    $    --      $191,906
Product sales.....................    28,832          658             --              --         29,490         --        29,490
                                    ---------   ----------        ------       -----------     ---------   --------     ---------
        Total revenues............   212,069        9,327             --              --        221,396         --       221,396
Net book value of products sold...   (21,324)        (425)            --              --        (21,749)        --       (21,749)
                                    ---------   ----------        ------       -----------     ---------   --------     ---------
                                     190,745        8,902             --              --        199,647         --       199,647
Service, rent & maintenance
  expense.........................    56,347        2,635             --              --         58,982         --        58,982
Selling, marketing, general and
  administrative..................    82,955        4,849             --              --         87,804         --        87,804
Depreciation & amortization.......    67,017        2,310             --           1,257(H)      70,584         --        70,584
Other.............................        --           --             --              --             --         --            --
                                    ---------   ----------        ------       -----------     ---------   --------     ---------
        Total operating
          expenses................   206,319        9,794             --           1,257        217,370         --       217,370
                                    ---------   ----------        ------       -----------     ---------   --------     ---------
(Loss) income from operations.....   (15,574)        (892)            --          (1,257)       (17,723)        --       (17,723)
Interest expense, net.............   (25,824)      (3,211)         3,046          (1,040)(I)    (27,029)    (3,389) (L)  (31,418)
                                    ---------   ----------        ------       -----------     ---------   --------     ---------
        Net (loss) income before
          income taxes............   (41,398)      (4,103)         3,046          (2,297)       (44,752)    (3,389)      (48,141)
Benefit (provision) for income
  taxes...........................     3,510          (26)            --              --(J)       3,484         --         3,484
                                    ---------   ----------        ------       -----------     ---------   --------     ---------
        Net (loss) income.........  $(37,888)    $ (4,129)       $ 3,046         $(2,297)      $(41,268)   $(3,389)     $(44,657)
                                    =========   ===========  ===============   ===========     ==========  =======      ==========

        Net loss per share........  $  (1.44)                                                  $  (1.42)                $  (1.53)
                                    =========                                                  ==========               ==========

        Shares used in computing
        net loss per share........    26,359                                                     29,113                   29,113
                                    =========                                                  ==========               ==========

                                                               PRO FORMA
                                                               METROCALL,
                                                                 PAGE
                                                               AMERICA,
                                                                  THE
                                                               OFFERING
                                                PRO FORMA         AND
                                     PRONET    ADJUSTMENTS      PRONET
                                    --------   -----------     ---------

                                    <C
Service, rent & maintenance
  revenue.........................  $ 73,742     $    --       $265,378
Product sales.....................    14,888          --         44,378
                                    --------   -----------     ---------
        Total revenues............    88,360          --        309,756
Net book value of products sold...    (9,909)         --        (31,658)
                                    --------   -----------     ---------
                                      78,451          --        278,098
Service, rent & maintenance
  expense.........................    23,126          --         82,108
Selling, marketing, general and
  administrative..................    32,613          --        120,417
Depreciation & amortization.......    49,014       2,356(H)     121,954
Other.............................     6,350          --          6,350
                                    --------   -----------     ---------
        Total operating
          expenses................   111,103       2,356        330,829
                                    --------   -----------     ---------
(Loss) income from operations.....   (32,652)     (2,356)       (52,731)
Interest expense, net.............   (13,204)         --        (43,622)
                                    --------   -----------     ---------
        Net (loss) income before
          income taxes............   (45,856)     (2,356)       (96,353)
Benefit (provision) for income
  taxes...........................      (173)      3,670(J)       6,981
                                    --------   -----------     ---------
        Net (loss) income.........  $(46,029)    $ 1,314       $(89,372)
                                    ========   ===========     ==========

        Net loss per share........                             $  (2.16)
                                                               ==========

        Shares used in computing
        net loss per share........                               41,419
                                                               ==========


              See accompanying notes to this unaudited statement.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS

     The unaudited pro forma condensed combined financial statements assume a per share price of $4.50 for Metrocall common stock to be issued in connection with the ProNet Merger. The consideration for the ProNet Merger will be based upon a conversion ratio of 0.9 of a share of Metrocall common stock per share of ProNet common stock.

(A) Reflects fair values assigned to intangible assets acquired which consist of the following (in thousands):

                                                                            PRONET
                                                                           ---------
        FCC License....................................................    $ 137,641
        Subscriber Lists...............................................       45,880
        Goodwill.......................................................       73,408
        Less: Historical Intangibles...................................     (209,804)
                                                                           ---------
                                                                           $  47,125
                                                                           =========

     The ProNet Merger is structured as a tax free reorganization. The deferred income tax liability represents the tax effect of the difference between the amounts allocated to assets acquired and their tax basis.

(B) Reflects estimated accruals for direct acquisition and costs related to the ProNet Merger, including transaction fees, ProNet's securities litigation settlement and management severance obligations, each of which was funded with borrowings under Metrocall's credit facility. Current portion of long-term debt refinanced under the Metrocall Credit Facility.

(C) Reflects the issuance of approximately 12,306,388 shares of Metrocall common stock in the ProNet Merger.

(D) Historical statements for Parkway, Satellite and A+ Network in 1996 are through July 16, 1996, August 30, 1996, and November 15, 1996, respectively, which are the dates the respective acquisitions were completed. Subsequent to completion of the acquisitions, all financial reporting data are included in the historical Metrocall data.

(E) Reflects those revenues, expenses and results of operations not assumed of Page America including interest related to debt not assumed.

(F) Reflects the estimated difference in the net book value of products sold based upon Metrocall's estimated useful lives of subscriber equipment.

(G) Reflects the elimination of certain executive salaries and bonuses for Parkway, Satellite and A+ Network executives terminated upon completion of the respective acquisitions in July, August and November 1996.

(H) Reflects incremental depreciation and amortization based upon the preliminary allocation of depreciable and amortizable assets and assumed useful lives of 5 years for subscriber lists, 25 years for FCC licenses and 15 years for goodwill.

(I) Represents the estimated incremental interest at a rate of 8.0% that would have been incurred assuming all acquisitions were completed on January 1, 1996.

(J) Represents the tax benefit resulting from the amortization of acquired intangibles for ProNet, A+ Network and Parkway assuming an effective tax rate of 40%.

(K) Of the total net proceeds of the Offering, $193.0 million were used to repay outstanding indebtedness under Metrocall's credit facility. Offering costs including underwriting discounts, were estimated to be approximately $7.0 million. Actual Offering costs were approximately $5.9 million.

(L) Estimated incremental increase to interest expense as a result of the Offering as if the Offering had been completed at January 1, 1996. Also, includes amortization of estimated deferred debt offering costs of approximately $585 and $440 for the year ended December 31, 1996 and nine months ended September 30, 1997.

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

                                EXHIBIT INDEX

Exhibit                   Description
-------                   -----------
   23.1                   Consent of Ernst & Young LLP, as independent auditors
                          for ProNet.




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